Commitments, Guarantees and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments, Guarantees and Contingencies	COMMITMENTS, GUARANTEES AND CONTINGENCIES

The disclosures in this note apply to all Registrants unless indicated otherwise.

The Registrants are subject to certain claims and legal actions arising in the ordinary course of business.  In addition, the Registrants business activities are subject to extensive governmental regulation related to public health and the environment.  The ultimate outcome of such pending or potential litigation against the Registrants cannot be predicted.  Management accrues contingent liabilities only when management concludes that it is both probable that a liability has been incurred at the date of the financial statements and the amount of loss can be reasonably estimated. When management determines that it is not probable, but rather reasonably possible that a liability has been incurred at the date of the financial statements, management discloses such contingencies and the possible loss or range of loss if such estimate can be made. Any estimated range is based on currently available information and involves elements of judgment and significant uncertainties. Any estimated range of possible loss may not represent the maximum possible loss exposure. Circumstances change over time and actual results may vary significantly from estimates.

For current proceedings not specifically discussed below, management does not anticipate that the liabilities, if any, arising from such proceedings would have a material effect on the financial statements.
COMMITMENTS (Applies to all Registrants except AEP Texas and AEPTCo)

The AEP System has substantial commitments for fuel, energy and capacity contracts as part of the normal course of business. Certain contracts contain penalty provisions for early termination.

In accordance with the accounting guidance for “Commitments”, the following tables summarize the Registrants’ actual contractual commitments as of December 31, 2019:

Contractual Commitments - AEP	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Fuel Purchase Contracts (a)	$1,047.0	$1,105.0	$234.4	$111.4	$2,497.8
Energy and Capacity Purchase Contracts	227.8	353.2	273.5	1,080.0	1,934.5
Total	$1,274.8	$1,458.2	$507.9	$1,191.4	$4,432.3

Contractual Commitments - APCo	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Fuel Purchase Contracts (a)	$415.3	$369.2	$4.6	$0.3	$789.4
Energy and Capacity Purchase Contracts	35.4	72.1	73.7	275.5	456.7
Total	$450.7	$441.3	$78.3	$275.8	$1,246.1

Contractual Commitments - I&M	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Fuel Purchase Contracts (a)	$299.8	$340.7	$211.6	$67.2	$919.3
Energy and Capacity Purchase Contracts	151.0	340.5	60.4	289.2	841.1
Total	$450.8	$681.2	$272.0	$356.4	$1,760.4

Contractual Commitments - OPCo	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Energy and Capacity Purchase Contracts	$29.0	$58.6	$58.8	$302.5	$448.9

Contractual Commitments - PSO	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Fuel Purchase Contracts (a)	$52.3	$42.8	$—	$—	$95.1
Energy and Capacity Purchase Contracts	93.0	132.3	65.2	193.3	483.8
Total	$145.3	$175.1	$65.2	$193.3	$578.9

Contractual Commitments - SWEPCo	Less Than 1 Year	2-3 Years	4-5 Years	After 5 Years	Total
	(in millions)
Fuel Purchase Contracts (a)	$130.4	$147.4	$4.5	$—	$282.3
Energy and Capacity Purchase Contracts	14.0	12.5	8.4	8.4	43.3
Total	$144.4	$159.9	$12.9	$8.4	$325.6

(a)
Represents contractual commitments to purchase coal, natural gas, uranium and other consumables as fuel for electric generation along with related transportation of the fuel.
GUARANTEES

Liabilities for guarantees are recorded in accordance with the accounting guidance for “Guarantees.”  There is no collateral held in relation to any guarantees.  In the event any guarantee is drawn, there is no recourse to third-parties unless specified below.

Letters of Credit (Applies to AEP, AEP Texas and OPCo)

Standby letters of credit are entered into with third-parties.  These letters of credit are issued in the ordinary course of business and cover items such as natural gas and electricity risk management contracts, construction contracts, insurance programs, security deposits and debt service reserves.

AEP has a $4 billion revolving credit facility due in June 2022, under which up to $1.2 billion may be issued as letters of credit on behalf of subsidiaries. As of December 31, 2019, no letters of credit were issued under the revolving credit facility.

An uncommitted facility gives the issuer of the facility the right to accept or decline each request made under the facility. AEP issues letters of credit on behalf of subsidiaries under six uncommitted facilities totaling $405 million.  The Registrants’ maximum future payments for letters of credit issued under the uncommitted facilities as of December 31, 2019 were as follows:

Company	Amount	Maturity
	(in millions)
AEP	$206.8	January 2020 to December 2020
AEP Texas	2.2	July 2020
OPCo	1.6	April 2020 to September 2020

Guarantees of Equity Method Investees (Applies to AEP)

In April 2019, AEP acquired Sempra Renewables LLC. See “Acquisitions” section of Note 7 for additional information.

Indemnifications and Other Guarantees

Contracts

The Registrants enter into certain types of contracts which require indemnifications.  Typically these contracts include, but are not limited to, sale agreements, lease agreements, purchase agreements and financing agreements.  Generally, these agreements may include, but are not limited to, indemnifications around certain tax, contractual and environmental matters.  With respect to sale agreements, exposure generally does not exceed the sale price.  As of December 31, 2019, there were no material liabilities recorded for any indemnifications.

AEPSC conducts power purchase and sale activity on behalf of APCo, I&M, KPCo and WPCo, who are jointly and severally liable for activity conducted on their behalf.  AEPSC also conducts power purchase and sale activity on behalf of PSO and SWEPCo, who are jointly and severally liable for activity conducted on their behalf.

Lease Obligations

Certain Registrants lease equipment under master lease agreements.  See “Master Lease Agreements” and “AEPRO Boat and Barge Leases” sections of Note 13 for additional information.
ENVIRONMENTAL CONTINGENCIES (Applies to All Registrants except AEPTCo)

The Comprehensive Environmental Response Compensation and Liability Act (Superfund) and State Remediation

By-products from the generation of electricity include materials such as ash, slag, sludge, low-level radioactive waste and SNF.  Coal combustion by-products, which constitute the overwhelming percentage of these materials, are typically treated and deposited in captive disposal facilities or are beneficially utilized.  In addition, the generation plants and transmission and distribution facilities have used asbestos, polychlorinated biphenyls and other hazardous and non-hazardous materials.  The Registrants currently incur costs to dispose of these substances safely.

Superfund addresses clean-up of hazardous substances that are released to the environment.  The Federal EPA administers the clean-up programs.  Several states enacted similar laws.  As of December 31, 2019, APCo, OPCo and SWEPCo are named as a Potentially Responsible Party (PRP) for one, three, and one sites, respectively, by the Federal EPA for which alleged liability is unresolved.  There are 11 additional sites for which APCo, I&M, KPCo, OPCo and SWEPCo received information requests which could lead to PRP designation.  I&M has also been named potentially liable at three sites under state law. In those instances where a PRP or defendant has been named, disposal or recycling activities were in accordance with the then-applicable laws and regulations. Superfund does not recognize compliance as a defense, but imposes strict liability on parties who fall within its broad statutory categories.  Liability has been resolved for a number of sites with no significant effect on net income.

Management evaluates the potential liability for each Superfund site separately, but several general statements can be made about potential future liability.  Allegations that materials were disposed at a particular site are often unsubstantiated and the quantity of materials deposited at a site can be small and often non-hazardous.  Although Superfund liability has been interpreted by the courts as joint and several, typically many parties are named as PRPs for each site and several of the parties are financially sound enterprises.  As of December 31, 2019, management’s estimates do not anticipate material clean-up costs for identified Superfund sites.

NUCLEAR CONTINGENCIES (APPLIES TO AEP AND I&M)

I&M owns and operates the two-unit 2,288 MW Cook Plant under licenses granted by the NRC.  I&M has a significant future financial commitment to dispose of SNF and to safely decommission and decontaminate the plant.  The licenses to operate the two nuclear units at the Cook Plant expire in 2034 and 2037.  The operation of a nuclear facility also involves special risks, potential liabilities and specific regulatory and safety requirements.  By agreement, I&M is partially liable, together with all other electric utility companies that own nuclear generation units, for a nuclear power plant incident at any nuclear plant in the U.S.  Should a nuclear incident occur at any nuclear power plant in the U.S., the resultant liability could be substantial.

Decommissioning and Low-Level Waste Accumulation Disposal

The costs to decommission a nuclear plant are affected by NRC regulations and the SNF disposal program.  Decommissioning costs are accrued over the service life of Cook Plant.  The most recent decommissioning cost study was performed in 2018.  According to that study, the estimated cost of decommissioning and disposal of low-level radioactive waste was $2 billion in 2018 non-discounted dollars, with additional ongoing costs of $6 million per year for post decommissioning storage of SNF and an eventual cost of $37 million for the subsequent decommissioning of the SNF storage facility, also in 2018 non-discounted dollars. I&M recovers estimated decommissioning costs for the Cook Plant in its rates.  The amounts recovered in rates were $7 million, $8 million and $9 million for the years ended December 31, 2019, 2018 and 2017, respectively.  Decommissioning costs recovered from customers are deposited in external trusts.

As of December 31, 2019 and 2018, the total decommissioning trust fund balances were $2.7 billion and $2.2 billion, respectively.  Trust fund earnings increase the fund assets and decrease the amount remaining to be recovered from customers.  The decommissioning costs (including unrealized gains and losses, interest and trust funds expenses) increase or decrease the recorded liability.

I&M continues to work with regulators and customers to recover the remaining estimated costs of decommissioning the Cook Plant.  However, future net income and cash flows would be reduced and financial condition could be impacted if the cost of SNF disposal and decommissioning continues to increase and cannot be recovered.

Spent Nuclear Fuel Disposal

The federal government is responsible for permanent SNF disposal and assesses fees to nuclear plant owners for SNF disposal.  A fee of one-mill per KWh for fuel consumed after April 6, 1983 at the Cook Plant was collected from customers and remitted to the DOE through May 14, 2014. In May 2014, pursuant to court order from the U.S Court of Appeals for the District of Columbia Circuit, the DOE adjusted the fee to $0. As of December 31, 2019 and 2018, fees and related interest of $280 million and $274 million, respectively, for fuel consumed prior to April 7, 1983 were recorded as Long-term Debt and funds collected from customers along with related earnings totaling $323 million and $317 million, respectively, to pay the fee were recorded as part of Spent Nuclear Fuel and Decommissioning Trusts on the balance sheets.  I&M has not paid the government the pre-April 1983 fees due to continued delays and uncertainties related to the federal disposal program.

In 2011, I&M signed a settlement agreement with the federal government which permits I&M to make annual filings to recover certain SNF storage costs incurred as a result of the government’s delay in accepting SNF for permanent storage.  Under the settlement agreement, I&M received $8 million, $11 million and $22 million in 2019, 2018 and 2017, respectively, to recover costs and will be eligible to receive additional payment of annual claims for allowed costs that are incurred through December 31, 2019.  The proceeds reduced costs for dry cask storage.  As of December 31, 2019 and 2018, I&M deferred $24 million and $8 million, respectively, in Prepayments and Other Current Assets and $1 million and $23 million, respectively, in Deferred Charges and Other Noncurrent Assets on the balance sheets for dry cask storage and related operation and maintenance costs for recovery under this agreement. See “Fair Value Measurements of Trust Assets for Decommissioning and SNF Disposal” section of Note 11 for additional information.

Nuclear Insurance

I&M carries nuclear property insurance of $2.7 billion to cover an incident at Cook Plant including coverage for decontamination and stabilization, as well as premature decommissioning caused by an extraordinary incident.  Insurance coverage for a nonnuclear property incident at Cook Plant is $1 billion.  Additional insurance provides coverage for a weekly indemnity payment resulting from an insured accidental outage.  I&M utilizes industry mutual insurers for the placement of this insurance coverage.  Coverage from these industry mutual insurance programs require a contingent financial obligation of up to $47 million for I&M, which is assessable if the insurer’s financial resources would be inadequate to pay for industry losses.

The Price-Anderson Act, extended through December 31, 2025, establishes insurance protection for public nuclear liability arising from a nuclear incident of $13.9 billion and applies to any incident at a licensed reactor in the U.S.  Commercially available insurance, which must be carried for each licensed reactor, provides $450 million of coverage.  In the event of a nuclear incident at any nuclear plant in the U.S., the remainder of the liability would be provided by a deferred premium assessment of $275 million per nuclear incident on Cook Plant’s reactors payable in annual installments of $41 million.  The number of incidents for which payments could be required is not limited.

In the event of an incident of a catastrophic nature, I&M is covered for public nuclear liability for the first $450 million through commercially available insurance.  The next level of liability coverage of up to $13.5 billion would be covered by claim premium assessments made under the Price-Anderson Act. In the event nuclear losses or liabilities are underinsured or exceed accumulated funds, I&M would seek recovery of those amounts from customers through a rate increase. If recovery from customers is not possible, it could reduce future net income and cash flows and impact financial condition.

OPERATIONAL CONTINGENCIES

Insurance and Potential Losses

The Registrants maintain insurance coverage normal and customary for electric utilities, subject to various deductibles.  The Registrants also maintain property and casualty insurance that may cover certain physical damage or third-party injuries caused by cyber security incidents. Insurance coverage includes all risks of physical loss or damage to nonnuclear assets, subject to insurance policy conditions and exclusions.  Covered property generally includes power plants, substations, facilities and inventories.  Excluded property generally includes transmission and distribution lines, poles and towers.  The insurance programs also generally provide coverage against loss arising from certain claims made by third-parties and are in excess of retentions absorbed by the Registrants.  Coverage is generally provided by a combination of the protected cell of EIS and/or various industry mutual and/or commercial insurance carriers. See “Nuclear Contingencies” section above for additional information.

Some potential losses or liabilities may not be insurable or the amount of insurance carried may not be sufficient to meet potential losses and liabilities, including, but not limited to, liabilities relating to a cyber security incident or damage to the Cook Plant and costs of replacement power in the event of an incident at the Cook Plant.  Future losses or liabilities, if they occur, which are not completely insured, unless recovered from customers, could reduce future net income and cash flows and impact financial condition.

Rockport Plant Litigation (Applies to AEP and I&M)

In 2013, the Wilmington Trust Company filed a complaint in the U.S. District Court for the Southern District of New York against AEGCo and I&M alleging that it would be unlawfully burdened by the terms of the modified NSR consent decree after the Rockport Plant, Unit 2 lease expiration in December 2022. The terms of the consent decree allow the installation of environmental emission control equipment, repowering, refueling or retirement of the unit. The plaintiffs seek a judgment declaring that the defendants breached the lease, must satisfy obligations related to installation of emission control equipment and indemnify the plaintiffs. The New York court granted a motion to transfer this case to the U.S. District Court for the Southern District of Ohio.

AEGCo and I&M sought and were granted dismissal by the U.S. District Court for the Southern District of Ohio of certain of the plaintiffs’ claims, including claims for compensatory damages, breach of contract, breach of the implied covenant of good faith and fair dealing and indemnification of costs. Plaintiffs voluntarily dismissed the surviving claims that AEGCo and I&M failed to exercise prudent utility practices with prejudice, and the court issued a final judgment. The plaintiffs subsequently filed an appeal in the U.S. Court of Appeals for the Sixth Circuit.

In 2017, the U.S. Court of Appeals for the Sixth Circuit issued an opinion and judgment affirming the district court’s dismissal of the owners’ breach of good faith and fair dealing claim as duplicative of the breach of contract claims, reversing the district court’s dismissal of the breach of contract claims and remanding the case for further proceedings.

Thereafter, AEP filed a motion with the U.S. District Court for the Southern District of Ohio in the original NSR litigation, seeking to modify the consent decree. The district court granted the owners’ unopposed motion to stay the lease litigation to afford time for resolution of AEP’s motion to modify the consent decree. The consent decree was modified based on an agreement among the parties in July 2019. As part of the modification to the consent decree, I&M agreed to provide an additional $7.5 million to citizens’ groups and the states for environmental mitigation projects. As joint owners in the Rockport Plant, the $7.5 million payment was shared between AEGCo and I&M based on the joint ownership agreement. The district court entered a stay that expired in February 2020. Settlement negotiations are continuing, and the parties filed a joint proposed case schedule in February 2020. See “Modification of the New Source Review Litigation Consent Decree” section of Management’s Discussion and Analysis of Financial Condition and Results of Operations for additional information.

Management will continue to defend against the claims. Given that the district court dismissed plaintiffs’ claims seeking compensatory relief as premature, and that plaintiffs have yet to present a methodology for determining or any analysis supporting any alleged damages, management cannot determine a range of potential losses that is reasonably possible of occurring.

Patent Infringement Complaint

In July 2019, Midwest Energy Emissions Corporation and MES Inc. (collectively, the plaintiffs) filed a patent infringement complaint against various parties, including AEP Texas, AGR, Cardinal Operating Company and SWEPCo (collectively, the AEP Defendants). The complaint alleges that the AEP Defendants infringed two patents owned by the plaintiffs by using specific processes for mercury control at certain coal-fired generating stations.  The complaint seeks injunctive relief and damages.  Management will continue to defend against the claims. Management is unable to determine a range of potential losses that is reasonably possible of occurring.

Claims Challenging Transition of American Electric Power System Retirement Plan to Cash Balance Formula

The American Electric Power System Retirement Plan (the Plan) has received a letter written on behalf of four participants (the Claimants) making a claim for additional plan benefits and purporting to advance such claims on behalf of a class. When the Plan’s benefit formula was changed in the year 2000, AEP provided a special provision for employees hired before January 1, 2001, allowing them to continue benefit accruals under the then benefit formula for a full 10 years alongside of the new cash balance benefit formula then being implemented.  Employees who were hired on or after January 1, 2001 accrued benefits only under the new cash balance benefit formula.  The Claimants have asserted claims that (a) the Plan violates the requirements under the Employee Retirement Income Security Act (ERISA) intended to preclude back-loading the accrual of benefits to the end of a participant’s career; (b) the Plan violates the age discrimination prohibitions of ERISA and the Age Discrimination in Employment Act (ADEA); and (c) the company failed to provide required notice regarding the changes to the Plan.  AEP has responded to the Claimants providing a reasoned explanation for why each of their claims have been denied, and offering an opportunity to appeal those determinations.  Management will continue to defend against the claims.  Management is unable to determine a range of potential losses that are reasonably possible of occurring.